Filed pursuant to Rule 497(e)	Registration Statement Nos. 33-29180 and 811-05823

Domini Investment Trust

Supplement dated February 3, 2025

to the Prospectus and Statement of Additional Information,

each dated November 30, 2024,

regarding

Domini International Opportunities FundSM

Investor shares (Ticker Symbol: RISEX)

Institutional shares (Ticker Symbol: LEADX)

This Supplement provides new and additional information beyond that contained in the Prospectus (“Prospectus”) and Statement of Additional Information (“SAI”) for the Domini International Opportunities Fund (the “Fund”) and should be read in conjunction with the Prospectus and SAI. This Supplement supersedes any information to the contrary in the Prospectus and SAI. For more information or to obtain a copy of the Fund’s Prospectus or SAI, free of charge, please visit domini.com/funddocuments or call the Fund toll free at 1-800-582-6757.

The Board of Trustees of the Fund have authorized the liquidation of the Fund. It is anticipated that the Fund will be liquidated on or about March 21, 2025 (the “Liquidation Date”). The Fund will discontinue accepting requests to purchase shares or process exchanges into the Fund effective as of February 3, 2025.

Prior to the Fund’s liquidation, all or a substantial portion of the Fund’s assets may be invested in cash, cash equivalents, and debt securities with remaining maturities of less than one year. When invested in such instruments in anticipation of the liquidation, the Fund may not be able to achieve its investment objectives.

Shareholders may redeem their shares any time prior to the Liquidation Date. Shareholders may also exchange their shares of the Fund for the same class of shares of other available Domini Funds any time prior to the Liquidation Date.

Any shares of the Fund outstanding on the Liquidation Date will be redeemed automatically as of the close of business on the Liquidation Date. The proceeds of any such redemption will be equal to the net asset value of such shares after the Fund has paid or provided for all of its charges, taxes, expenses and liabilities. Any liquidating distribution due to the Fund’s shareholders will be distributed by the mailing of a check to each such person at such person’s address of record.

The liquidation of the Fund may result in income tax liabilities for the Fund’s shareholders. The automatic redemption of the Fund’s shares on the Liquidation Date will generally be treated as any other redemption of shares, i.e., as a sale that may result in a gain or loss for federal income tax purposes. Consult your tax adviser regarding the tax implications of a redemption or exchange of your shares in light of your particular circumstances.

After the Liquidation Date all references and information related to the Fund in the Prospectus and SAI are hereby deleted in their entirety.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.